UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 12, 2013

PROVECTUS PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in charter)

Nevada	0-9410	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

(866) 594-5999
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.                      Unregistered Sales of Equity Securities.

On April 12, 2013, Provectus Pharmaceuticals, Inc. (the “Company”) closed on the sale of its common stock, par value $.001 per share (“common stock”) and warrants to purchase the Company's common stock (the “warrants”), as part of a private placement offering of up to 6,666,667 shares of the Company’s common stock along with warrants to purchase up to 10,000,000 shares of the Company's common stock for an aggregate offering price of up to $5,000,000 (the “Private Placement”).  Investors received five year warrants to purchase up to 150% of the number of shares of common stock purchased by the investors in the Private Placement. The warrants have an exercise price of $1.00 per share.  The purchase price for each share of common stock together with the warrants was $0.75.  The ongoing Private Placement is being conducted on a best efforts basis with staggered closings, and the April 12, 2013 sale resulted in the aggregate Private Placement issuance of more than 1% of the Company’s issued and outstanding common stock, as last reported in the Company’s Form 10-K filed on March 14, 2013.  As of April 18, 2013, 4,405,034 shares of common stock had been sold, along with warrants to purchase 6,607,551 shares of common stock, for an aggregate purchase price of $3,303,776 in the Private Placement.

The Private Placement is being conducted pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder (“Regulation D”) since, among other things, the transactions do not involve a public offering and the securities are acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Offers and sales in the Private Placement are being made solely to persons qualifying as “accredited investors” (as such term is defined by Rule 501 of Regulation D).

Network 1 Financial Securities, Inc. served as placement agent for the Private Placement and will receive a cash commission equal to 10% of the amount of cash sold to investors solicited by Network 1 Financial Securities, Inc. in the Private Placement and five year warrants to purchase 10% of total number of shares of common stock sold to investors solicited by Network 1 Financial Securities, Inc., which warrants have an exercise price of $1.00 per share.

The securities offered will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 18, 2013

   PROVECTUS PHARMACEUTICALS, INC.

By:   /s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer